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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 200549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                           THE SECURITIES ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 6, 1998

                       TOWN SPORTS INTERNATIONAL, INC.

         New York                   333-40907                13-2749906
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
     of incorporation)                                   Identification No.)

888 Seventh Avenue
New York, NY                                                    10106
(Address of principal executive                               (Zip Code)
  offices)

       Registrant's telephone number, including area code (212) 246-6700

   (Former name or former address, if changed since last report.) Not applicable


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (a) & (b) Financial Statements and Pro forma financial information.

          The financial statements and pro forma financial information required are filed herewith in accordance with Rule 3-05 of Regulation S-X.






                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.




                                      TOWN SPORTS INTERNATIONAL, INC.



                                      By: /s/ Richard Pyle
                                         ----------------------------
                                          Richard Pyle
                                          Chief Financial Officer

                                          August 26, 1998



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